UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 24, 2012, XPO Logistics, Inc. (the “Company”) and its wholly-owned subsidiary, XPO Logistics, LLC, entered into a definitive asset purchase agreement (the “Agreement”) with Turbo Logistics, Inc. (“Turbo Logistics”), Turbo Dedicated, Inc. (“Turbo Dedicated”, and together with Turbo Logistics, “Turbo”), Ozburn-Hessey Logistics, LLC, and OHH Acquisition Corporation (collectively, the “Sellers”). Turbo primarily operates a non-asset-based, third party logistics business in Gainesville, Ga.; Reno, Nev.; Chicago, Ill.; and Dallas, Texas.

Pursuant to the Agreement, on October 24, 2012 the Company purchased substantially all of the assets of Turbo for total cash consideration of $50.0 million, excluding any working capital adjustments, with no assumption of debt. The assets acquired pursuant to the Agreement included rights under certain contracts, intellectual property, equipment, accounts receivable, and other related assets.

The Agreement includes customary representations, warranties and covenants, as well as covenants requiring the Sellers not to solicit certain employees or customers of Turbo or to compete with the Company in certain products or services related to the business sold by Seller for a period after the sale is completed. Subject to certain limitations, each party has agreed to indemnify the other for breaches of representations, warranties and covenants.

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this report as Exhibit 2.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this report is incorporated herein by reference. Such description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this report as Exhibit 2.1.

The financial statements required pursuant to Item 9.01 are not filed with this report, but will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

Item	7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the execution of the Agreement and the consummation of the transaction provided therein is attached to this report as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement, dated October 24, 2012, by and among XPO Logistics, Inc., XPO Logistics, LLC, Turbo Logistics, Inc., Turbo Dedicated, Inc., Ozburn-Hessey Logistics, LLC, and OHH Acquisition Corporation

99.1	Press Release, dated October 25, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2012	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement, dated October 24, 2012, by and among XPO Logistics, Inc., XPO Logistics, LLC, Turbo Logistics, Inc., Turbo Dedicated, Inc., Ozburn-Hessey Logistics, LLC, and OHH Acquisition Corporation

99.1	Press Release, dated October 25, 2012